Caterpillar Financial Asset Trust 2005-A
SERVICING REPORT	EXHIBIT 99.3

Distribution Date	July 25, 2005
Transaction Month	1

Collection Period Month Begin	June 1, 2005
Collection Period Month End	June 30, 2005
Previous Payment Date (or Closing Date)	June 27, 2005
Actual Days in Accrual Period	28

ORIGINAL DEAL PARAMETERS
Initial Note Value	$853,817,293.20
Initial Aggregate Contract Balance	$860,601,737.30
Number of Contracts	8,791
Wtd. Avg. APR	5.97%
Wtd. Avg. Remaining Term	44
Annual Servicing Fee Rate	1.00%
Reserve Account Initial Deposit	$12,807,259.40
Specified Reserve Account Balance	$17,076,345.86
Class A-1 Note Original Principal Balance	$214,300,000.00
Class A-1 Note Rate	3.2056%
Class A-1 Note Final Scheduled Distribution Date	April 25, 2006
Class A-1 CUSIP Number	149114 BV 1
Class A-2 Note Original Principal Balance	$219,000,000.00
Class A-2 Note Rate	3.66%
Class A-2 Note Final Scheduled Distribution Date	December 26, 2007
Class A-2 CUSIP Number	149114 BW 9
Class A-3 Note Original Principal Balance	$244,000,000.00
Class A-3 Note Rate	3.90%
Class A-3 Note Final Scheduled Distribution Date	February 25, 2009
Class A-3 CUSIP Number	149114 BX 7
Class A-4 Note Original Principal Balance	$142,360,000.00
Class A-4 Note Rate	4.10%
Class A-4 Note Final Scheduled Distribution Date	June 25, 2010
Class A-4 CUSIP Number	149114 BY 5
Class B Note Original Principal Balance	$23,480,000.00
Class B Note Rate	4.27%
Class B Note Final Scheduled Distribution Date	April 25, 2011
Class B CUSIP Number	149114 BZ 2
Certificate Balance	$10,677,293.20

INPUTS FROM PREVIOUS PERIOD SERVICER REPORT
Note Value	$804,492,424.41
Aggregate Contract Balance	$810,722,697.69
Number of Contracts	8,621
Wtd. Avg. APR	5.97%
Wtd. Avg. Remaining Term	42
Reserve Account Balance	$15,252,026.13
Class A-1 Note Outstanding Principal Balance	$164,975,131.21
Class A-1 Note Interest Shortfall	$0.00
Class A-2 Note Outstanding Principal Balance	$219,000,000.00
Class A-2 Note Interest Shortfall	$0.00
Class A-3 Note Outstanding Principal Balance	$244,000,000.00
Class A-3 Note Interest Shortfall	$0.00
Class A-4 Note Outstanding Principal Balance	$142,360,000.00
Class A-4 Note Interest Shortfall	$0.00
Class B Note Outstanding Principal Balance	$23,480,000.00
Class B Note Interest Shortfall	$0.00
Servicing Fee Shortfall	$0.00

CURRENT COLLECTION PERIOD ACTIVITY
Total Interest Collections	$4,181,693.34
Total Principal Collections	$27,994,376.28
Residual Collections	$5.00
Warranty Repurchases Contracts	$0.00
Administrative Repurchases	$0.00
Liquidation Proceeds	$1,977.10
Reserve Account Reinvestment Income	$34,196.90
Total Available Amount	$32,212,248.62

Beginning Note Value	$804,492,424.41
Ending Note Value	$776,498,043.13
Beginning Aggregate Contract Balance	$810,722,697.69
Ending Aggregate Contract Balance	$782,471,258.15
Number of Contracts at Beginning of Period	8,621
Number of Contracts at End of Period	8,537
Wtd. Avg. APR	5.96%
Wtd. Avg. Remaining Term	41
Aggregate Scheduled Amounts 31-60 days past due	$5,118,258.87
Aggregate Scheduled Amounts 61 days or more past due	$1,551,659.77
Net Losses on Liquidated Receivables this Period	$0.00
Repossessed Equipment not Sold or Reassigned (Beginning)	$199,975.43
Repossessed Equipment not Sold or Reassigned (End)	$1,264,368.80

CALCULATION OF DISTRIBUTABLE AMOUNTS
Servicing Fee Due	$670,410.35
Is CFSC or Affiliate Servicer (Yes / No)?	Yes
Has Reserve Account Reached the Specified Reserve Account Balance (Yes / No)?	No

Administration Fee	$500.00

Class A-1 Noteholders' Monthly Interest Distributable Amount	$411,323.33
Class A-1 Noteholders' Interest Carryover Shortfall	$0.00
Class A-1 Noteholders' Interest Distributable Amount	$411,323.33

Class A-2 Noteholders' Monthly Interest Distributable Amount	$667,950.00
Class A-2 Noteholders' Interest Carryover Shortfall	$0.00
Class A-2 Noteholders' Interest Distributable Amount	$667,950.00

Class A-3 Noteholders' Monthly Interest Distributable Amount	$793,000.00
Class A-3 Noteholders' Interest Carryover Shortfall	$0.00
Class A-3 Noteholders' Interest Distributable Amount	$793,000.00

Class A-4 Noteholders' Monthly Interest Distributable Amount	$486,396.67
Class A-4 Noteholders' Interest Carryover Shortfall	$0.00
Class A-4 Noteholders' Interest Distributable Amount	$486,396.67

Class A Noteholders' Monthly Interest Distributable Amount	$2,358,670.00
Class A Noteholders' Interest Carryover Shortfall	$0.00
Class A Noteholders' Interest Distributable Amount	$2,358,670.00

First Priority Principal Distribution Amount	$0.00

Class B Noteholders' Monthly Interest Distributable Amount	$83,549.67
Class B Noteholders' Interest Carryover Shortfall	$0.00
Class B Noteholders' Interest Distributable Amount	$83,549.67

Second Priority Principal Distribution Amount	$17,317,088.08

Net Excess Spread Amount	$1,104,737.32

Regular Principal Distribution Amount	$10,677,293.20

Total Required Payment	$19,759,307.75

Draw from Reserve Account	$0.00

Total Distribution Amount	$32,212,248.62

DISTRIBUTIONS FROM COLLECTION ACCOUNT
1. Servicing Fee	$670,410.35
2. Administration Fee	$500.00
3. Class A Noteholders' Interest Distributable Amount to Class A Noteholders	$2,358,670.00
4. First Priority Principal Distribution Amount to Principal Distribution Account	$0.00
5. Class B Noteholders' Interest Distributable Amount to Class B Noteholders	$83,549.67
6. Second Priority Principal Distribution Amount to Principal Distribution Account	$17,317,088.08
7. Deposit to Reserve Account	$1,104,737.32
8. Regular Principal Distribution Amount to Principal Distribution Account	$10,677,293.20
9. Deposit to Certificate Distribution Account	$0.00

DISTRIBUTIONS FROM PRINCIPAL DISTRIBUTION ACCOUNT
1. Principal to Class A-1 Noteholders	$27,994,381.28
2. Principal to Class A-2 Noteholders	$0.00
3. Principal to Class A-3 Noteholders	$0.00
4. Principal to Class A-4 Noteholders	$0.00
5. Principal to Class B Noteholders	$0.00
6. Deposit to Certificate Distribution Account	$0.00

RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance	$15,252,026.13
Draw from Reserve Account to cover shortfalls	$0.00
Interim Specified Reserve Account Balance	$17,076,345.86
Deposit to Reserve Account Needed	$1,104,737.32
Deposit to Reserve Account from Collection Account	$1,104,737.32
Specified Reserve Account Balance	$17,076,345.86
Reserve Account Release deposited into Certificate Distribution Account	$0.00
Ending Reserve Account Balance	$16,356,763.45

SUMMARY OF DISTRIBUTIONS
Servicing Fee Paid to Servicer	$670,410.35
Servicing Fee Shortfall	$0.00

Class A-1 Interest Paid	$411,323.33
Class A-1 Interest Shortfall	$0.00
Class A-1 Principal Paid	$27,994,381.28
Ending Class A-1 Principal Balance	$136,980,749.93

Class A-2 Interest Paid	$667,950.00
Class A-2 Interest Shortfall	$0.00
Class A-2 Principal Paid	$0.00
Ending Class A-2 Principal Balance	$219,000,000.00

Class A-3 Interest Paid	$793,000.00
Class A-3 Interest Shortfall	$0.00
Class A-3 Principal Paid	$0.00
Ending Class A-3 Principal Balance	$244,000,000.00

Class A-4 Interest Paid	$486,396.67
Class A-4 Interest Shortfall	$0.00
Class A-4 Principal Paid	$0.00
Ending Class A-4 Principal Balance	$142,360,000.00

Class B Interest Paid	$83,549.67
Class B Interest Shortfall	$0.00
Class B Principal Paid	$0.00
Ending Class B Principal Balance	$23,480,000.00

Deposit to Certificate Distribution Account	$0.00